EXHIBIT 10.3

ADDENDUM #4 TO MASTER LEASE AND SECURITY AGREEMENT

This ADDENDUM #4 TO MASTER LEASE AND SECURITY AGREEMENT (this “Addendum”) is made and entered into as of February 16, 2016, by and between the parties signatory hereto, as lessors (collectively, “Lessor”) and HCR III Healthcare, LLC, as lessee (“Lessee”).

RECITALS

A.     Lessor is the current “Lessor” and Lessee is the current “Lessee” pursuant to that certain Master Lease and Security Agreement dated as of April 7, 2011 (as the same may have been amended, restated or otherwise modified prior to the date hereof, the “Master Lease”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Master Lease.

B.     Lessee’s obligations under the Master Lease are guaranteed by HCR ManorCare, Inc., a Delaware corporation, successor in interest to HCR ManorCare, LLC, a Delaware limited liability company, pursuant to that certain Guaranty of Obligations dated as of April 7, 2011 (as the same may heretofore have been or may hereafter be further amended, modified or reaffirmed from time to time in accordance with the terms thereof, the “Guaranty”).

C.     Pursuant to Section 12 of that certain Tenth Amendment to Master Lease and Security Agreement, dated as of March 29, 2015 and effective as of April 1, 2015 (the “Tenth Amendment”), by and among Lessor, Lessee and Guarantor, Lessor, Lessee and Guarantor desire to add the real property more particularly described on Exhibit A attached hereto (the “Additional Facility”) to the Leased Property under the Master Lease.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1.     Lessee’s Representations and Warranties.  Lessee hereby represents and warrants to Lessor that the Additional Facilities Owners have delivered to Lessor the materials and documentation required pursuant to Section 12 of the Tenth Amendment and that, to Lessee’s knowledge, (i) all such materials and documentation were true, correct and complete at the time delivered and (ii) there have been no changes affecting any such materials or documentation or any information disclosed thereby, that would interfere with or materially adversely affect the consummation of the transactions contemplated hereby, that have not been previously disclosed by Lessee or Guarantor to Lessor in writing.

2.     Additional Facility. The Master Lease is hereby amended to modify the “Pool 4 Facilities” to add the Additional Facility thereto and Lessor hereby

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leases to Lessee, and Lessee hereby leases from Lessor, as part of the Leased Property, all of Lessor’s right, title and interest in and to the Additional Facility, including any improvements currently and to be located thereon, subject to all of the terms, conditions and provisions of the Master Lease, as it is hereby, and may be hereafter, amended, supplemented, restated or otherwise modified.

3.     Additional Lessors.  In connection with the Additional Facility, the Master Lease is hereby amended to add the following entity as Lessor under the Master Lease:  HCR Sterling Heights MI Property, LLC, a Delaware limited liability company.

4.     Opco Sublease:  Schedule 4 to the Master Lease is hereby amended to add the following operating sublease thereto:

ManorCare Health Services, LLC d/b/a Heartland Health Care Center – Sterling Heights

5.     Sterling Heights Addition:  Lessor hereby consents to the development and construction of that certain addition to the Additional Facility, which will include adding up to 40 skilled nursing facility beds to the Additional Facility, at a cost that is expected to exceed One Million Five Hundred Thousand Dollars ($1,500,000), subject to Lessee complying with the conditions set forth in the Master Lease, including without limitation Section 10.2.2. thereof.

6.     Effect of Addendum. All references in the Master Lease to “this Lease” shall be deemed to be references to the Master Lease as amended hereby.

7.     Full Force and Effect; Acknowledgement. The Master Lease, as hereby amended, shall remain and continue in full force and effect.

8.     Counterparts; Facsimile or Electronically Transmitted Signatures. This Addendum may be executed in any number of counterparts, all of which shall constitute one and the same instrument. Signatures transmitted by facsimile or other electronic means may be used in place of original signatures on this Addendum, and Lessor and Lessee both intend to be bound by the signatures on the document transmitted by facsimile or such other electronic means.

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IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the day and year first written above.

“Lessor”
HCP PROPERTIES, LP, a Delaware limited partnership
By: HCP I-B Properties, LLC, a Delaware limited liability company, its General Partner
HCP WEST VIRGINIA PROPERTIES, LLC, a Delaware limited liability company
HCP PROPERTIES OF ALEXANDRIA VA, LLC, a Delaware limited liability company
HCP PROPERTIES OF ARLINGTON VA, LLC, a Delaware limited liability company
HCP PROPERTIES OF MIDWEST CITY OK, LLC, a Delaware limited liability company
HCP PROPERTIES OF OKLAHOMA CITY (NORTHWEST), LLC, a Delaware limited liability company
HCP PROPERTIES OF OKLAHOMA CITY (SOUTHWEST), LLC, a Delaware limited liability company
HCP PROPERTIES OF TULSA OK, LLC, a Delaware limited liability company
HCP PROPERTIES-ARDEN COURTS OF ANNANDALE VA, LLC, a Delaware limited liability company
HCP PROPERTIES-CHARLESTON OF HANAHAN SC, LLC, a Delaware limited liability company
HCP PROPERTIES-COLUMBIA SC, LLC, a Delaware limited liability company

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HCP PROPERTIES-FAIR OAKS OF FAIRFAX VA, LLC, a Delaware limited liability company
HCP PROPERTIES-IMPERIAL OF RICHMOND VA, LLC, a Delaware limited liability company
HCP PROPERTIES-LEXINGTON SC, LLC, a Delaware limited liability company
HCP PROPERTIES-MEDICAL CARE CENTER-LYNCHBURG VA, LLC, a Delaware limited liability company
HCP PROPERTIES-OAKMONT EAST-GREENVILLE SC, LLC, a Delaware limited liability company
HCP PROPERTIES-OAKMONT OF UNION SC, LLC, a Delaware limited liability company
HCP PROPERTIES-OAKMONT WEST-GREENVILLE SC, LLC, a Delaware limited liability company
HCP PROPERTIES-STRATFORD HALL OF RICHMOND VA, LLC, a Delaware limited liability company
HCP PROPERTIES-WEST ASHLEY-CHARLESTON SC, LLC, a Delaware limited liability company
HCP MARYLAND PROPERTIES, LLC, a Delaware limited liability company
HCP PROPERTIES-SALMON CREEK WA, LLC, a Delaware limited liability company
HCP PROPERTIES-WINGFIELD HILLS NV, LLC, a Delaware limited liability company

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HCP PROPERTIES-UTICA RIDGE IA, LLC, a Delaware limited liability company
HCR TWINSBURG OH PROPERTY, LLC, a Delaware limited liability company

By:	/s/ Darren Kowalske
Name:	Darren Kowalske
Title:	Executive Vice President

HCR STERLING HEIGHTS MI PROPERTY, LLC, a Delaware limited liability company
By:HCR Schoenherr Road Property, LLC, a Delaware limited liability company, its sole member
By:HCP Properties, LP, a Delaware limited partnership, its sole member
By:HCP I-B Properties, LLC, a Delaware limited liability company, its General Partner

By:	/s/ Darren Kowalske
Name:	Darren Kowalske
Title:	Executive Vice President

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IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the day and year first written above.

“Lessee”
HCR III HEALTHCARE, LLC, a Delaware limited liability company aniel
By:	/s/ Daniel H. Kight
Name:	Daniel H. Kight
Title:	Treasurer

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Addendum #4

CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTOR

Guarantor hereby (i) reaffirms all of its obligations under the Guaranty, (ii) consents to the foregoing Addendum and (iii) agrees that its obligations under the Guaranty shall extend to Lessee’s duties, covenants and obligations pursuant to the Master Lease, as amended or modified pursuant to the foregoing Addendum.

HCR MANORCARE, INC., a Delaware corporation

By:	/s/ Daniel H. Kight
Name:	Daniel H. Kight
Title:	Treasurer

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EXHIBIT A

Legal Description of Additional Property

A part of the Northwest 1/4 of Section 24, Town 2 North, Range 12 East, City of Sterling Heights, Macomb County, Michigan, more particularly described as: Commencing at the West 1/4 corner of said Section 24; thence North 89 degrees 30 minutes 22 seconds East, 623.10 feet along the East-West 1/4 line of Section 24, (Plumbrook Road); thence North 33 degrees 19 minutes 38 seconds West, 63.21 feet to the point of beginning; thence continuing North 33 degrees 19 minutes 38 seconds West, 334.27 feet to a point on the Easterly line of Schoenherr Road (204 feet wide); thence North 08 degrees 48 minutes 48 seconds East, 573.95 feet along said line to a point on the Southerly line of Utica Road (60 feet wide Southerly right-of-way); thence South 56 degrees 53 minutes 40 seconds East, 706.01 feet along said line; thence South 01 degrees 44 minutes 52 seconds West, 248.88 feet; thence South 89 degrees 30 minutes 22 seconds West, 453.07 feet; thence South 09 degrees 35 minutes 21 seconds West, 210.13 feet to the point of beginning.

Surveyed as:

Land situated in the City of Sterling Heights, Macomb County, Michigan, described as: a part of the Northwest 1/4 of Section 24, Town 2 North, Range 12 East, City of Sterling Heights, Macomb County, Michigan, more particularly described as: Commencing at the West 1/4 corner of said Section 24; thence along the centerline of Plumbrook Road (86 feet wide) North 89 degrees 27 minutes 00 seconds East, 623.10 feet; thence North 33 degrees 23 minutes 00 seconds West, 63.21 feet to the Point of Beginning; thence North 33 degrees 23 minutes 00 seconds West, 334.27 feet to a point on the Easterly Right of Way of Schoenherr Road (204 feet wide); thence along the Easterly Right of Way line of said Schoenherr Road North 08 degrees 45 minutes 26 seconds East, 573.95 feet to point of intersection of the Easterly Right of Way line of said Schoenherr Road and the Southerly Right of Way line of Utica Road (120 feet wide); thence along the Southerly Right of Way line of said Utica Road South 56 degrees 57 minutes 02 seconds East, 706.01 feet; thence South 01 degrees 41 minutes 30 seconds West, 249.88 feet to a point on the North line of "Plumbrook Professional Centre" Condominium (M.C.C.P. No. 1014); thence along the North line of "Plumbrook Professional Centre" Condominium South 89 degrees 27 minutes 00 seconds West, 453.08 feet; thence South 09 degrees 31 minutes 59 seconds West, 210.13 feet to the Point of Beginning.

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